                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,115,000.00        181,245.17        229,890.74          3,526,135.91
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               76,555,008.55      4,349,600.40      6,089,718.95         86,994,327.89

(iv)    Collections of Finance Charge Receivables           9,170,696.90        521,048.43        729,501.15         10,421,246.48

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   600,000,000.00     34,090,000.00     47,728,181.82        681,818,181.82
                                      Adjusted Interest   600,000,000.00     34,090,000.00     47,728,181.82        681,818,181.82

                                                 Series
        Floating Investor Percentage              3.67%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 3.67%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,974,849.39        169,021.03        236,640.25          3,380,510.68

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         500,000.00         28,408.33         39,773.48            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      600,000,000.00     34,090,000.00     47,728,181.82        681,818,181.82

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     8,670,696.90        492,640.10        689,727.66          9,853,064.66

(xxii)  Certificate Rate                                         6.23000%          6.38000%          5.78000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,336,250.00        136,149.60        176,144.36          2,648,543.96
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               57,416,256.41      3,262,264.10      4,567,225.41         65,245,745.92

(iv)    Collections of Finance Charge Receivables           6,878,022.68        390,793.96        547,118.22          7,815,934.86

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   450,000,000.00     25,568,000.00     35,795,636.36        511,363,636.36
                                      Adjusted Interest   450,000,000.00     25,568,000.00     35,795,636.36        511,363,636.36

                                                 Series
        Floating Investor Percentage              2.75%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 2.75%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,231,137.05        126,768.25        177,477.71          2,535,383.01

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         375,000.00         21,306.67         29,829.70            426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      450,000,000.00     25,568,000.00     35,795,636.36        511,363,636.36

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     6,503,022.68        369,487.30        517,288.52          7,389,796.50

(xxii)  Certificate Rate                                         6.23000%          6.39000%          5.90500%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        3,237,500.00        189,248.43        268,204.26          3,694,952.69
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               89,314,176.64      5,074,576.33      7,104,629.57        101,493,382.54

(iv)    Collections of Finance Charge Receivables          10,699,146.39        607,894.93        851,079.58         12,158,120.90

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   700,000,000.00     39,772,000.00     55,682,545.45        795,454,545.45
                                      Adjusted Interest   700,000,000.00     39,772,000.00     55,682,545.45        795,454,545.45

                                                 Series
        Floating Investor Percentage              4.29%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 4.29%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             3,470,657.63        197,192.85        276,078.64          3,943,929.12

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         583,333.33         33,143.33         46,402.12            662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      700,000,000.00     39,772,000.00     55,682,545.45        795,454,545.45

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                    10,115,813.06        574,751.60        804,677.46         11,495,242.11

(xxii)  Certificate Rate                                         5.55000%          5.71000%          5.78000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,740,833.33        160,416.67        223,489.58          3,124,739.58
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               70,175,424.50      3,987,240.03      5,582,136.04         79,744,800.57

(iv)    Collections of Finance Charge Receivables           8,406,472.16        477,640.46        668,696.65          9,552,809.28

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00
                                      Adjusted Interest   550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00

                                                 Series
        Floating Investor Percentage              3.37%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 3.37%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,726,945.28        154,940.07        216,916.10          3,098,801.45

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         458,333.33         26,041.67         36,458.33            520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      550,000,000.00     31,250,000.00     43,750,000.00        625,000,000.00

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     7,948,138.83        451,598.80        632,238.32          9,031,975.94

(xxii)  Certificate Rate                                         5.98000%          6.16000%          6.13000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                       Distribution Date: 10/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00              0.00                  0.00

(ii)    Monthly Interest Distributed                        2,434,132.89        141,813.47        167,412.55          2,743.358.91
        Deficiency Amounts                                          0.00              0.00                                    0.00
        Additional Interest                                         0.00              0.00                                    0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables               52,565,603.48      2,986,666.07      4,181,490.82         59,733,760.36

(iv)    Collections of Finance Charge Receivables           6,296,952.04        357,779.46        500,910.20          7,155,641.70

(v)     Aggregate Amount of Principal Receivables                                                                18,563,320,912.76

                                      Investor Interest   411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86
                                      Adjusted Interest   411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86

                                                 Series
        Floating Investor Percentage              2.52%            88.00%             5.00%             7.00%               100.00%
        Fixed Investor Percentage                 2.52%            88.00%             5.00%             7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.92%
               30 to 59 days                                                                                                  1.38%
               60 to 89 days                                                                                                  0.90%
               90 or more days                                                                                                1.80%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                             2,042,645.63        116,058.79        162,488.46          2,321,192.88

(viii)  Investor Charge-Offs                                        0.00              0.00              0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00              0.00

(x)     Servicing Fee                                         343,319.17         19,506.67         27,310.37            390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.39%

(xii)   Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      411,983,000.00     23,408,000.00     32,772,440.86        468,163,440.86

(xiv)   LIBOR                                                                                                              5.38000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     5,953,632.87        338,272.79        473,599.84          6,765,505.50

(xxii)  Certificate Rate                                         7.09000%          7.27000%          6.13000%

----------------------------------------------------------------------------------------------------------------------------------

By:
     -------------------------
     Name:  Patricia M. Garvey
     Title: Vice President